UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 9, 2021

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 8.01 Other Events.

On April 9, 2021, Jaguar Health, Inc. (the “Company”) filed a registration statement (File No. 333-255154) pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the “Securities Act”), which became effective when filed (the “462(b) Registration Statement”), and a prospectus supplement in connection with its previously disclosed At The Market Offering Agreement (the “Sales Agreement”) with Ladenburg Thalmann & Co. Inc., as agent (“Ladenburg”), to increase the size of the at-the-market offering pursuant to which the Company may offer and sell, from time to time through Ladenburg, shares (the “ATM Shares”) of the Company’s common stock, par value $0.0001 per share, by an aggregate offering price of $15.3 million (the “ATM Upsize”).

The issuance and sale, if any, of the ATM Shares by the Company under the Sales Agreement will be made pursuant to the Company’s effective registration statement on Form S-3 (File No. 333-248763), filed with the Securities and Exchange Commission on September 11, 2020 and declared effective on September 23, 2020, and the 462(b) Registration Statement. The offering is described in the Company’s prospectus dated September 23, 2020, as supplemented by a prospectus supplement dated April 9, 2021, as filed with the SEC on April 9, 2021.

This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any ATM Shares, nor shall there be any sale of such ATM Shares in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

On April 15, 2021, the Company issued a press release announcing the ATM Upsize and providing certain additional commercial updates. A copy of this press release is furnished as Exhibit 99.1 to this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company's filings under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 15, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
Name: Lisa A. Conte
Title: President and Chief Executive Officer

Date: April 15, 2021